2016-03-22, 16:10:00,EDT

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Neely.R	Issuer:	TransGlobe Ener	Security	Options Common

Transaction Number	2810781
Security designation	Options (Common Shares)
Opening balance of securities held	627000
Date of transaction	2016-03-18
Nature of transaction	50 – Grant of options
Number or value of securities or contracts acquired	297792
Equivalent number or value or underlying securities acquired	297792
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price	2.19	Currency	Canadian dollar
Conversion or exercise price	2.19
Date of expiry or exercise price	2021-03-17
Closing balance of securities held	924792	Insider’s
		calculated
		balance
Filing date/time	2016-03-22
	16:09:57
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities

2016-03-22, 16:10:00,EDT

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Gress.A	Issuer:	TransGlobe Ener	Security	Options Common

Transaction Number	2810743
Security designation	Options (Common Shares)
Opening balance of securities held	489000
Date of transaction	2016-03-18
Nature of transaction	50 – Grant of options
Number or value of securities or contracts acquired	150000
Equivalent number or value or underlying securities acquired	150000
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price	2.19	Currency	Canadian dollar
Conversion or exercise price	2.19
Date of expiry or exercise price	2021-03-17
Closing balance of securities held	639000	Insider’s
		calculated
		balance
Filing date/time	2016-03-22
	16:09:57
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities

2016-03-22, 15:58:59,EDT

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Clarkson.R	Issuer:	TransGlobe Ener	Security	Options Common

Transaction Number	2810753
Security designation	Options (Common Shares)
Opening balance of securities held	1127000
Date of transaction	2016-03-18
Nature of transaction	50 – Grant of options
Number or value of securities or contracts acquired	420681
Equivalent number or value or underlying securities acquired	420681
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price	2.19	Currency	Canadian dollar
Conversion or exercise price	2.19
Date of expiry or exercise price	2021-03-17
Closing balance of securities held	1547681	Insider’s
		calculated
		balance
Filing date/time	2016-03-22
	15:58:57
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities

2016-03-22, 15:49:54,EDT

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Herrick.L	Issuer:	TransGlobe Ener	Security	Options Common

Transaction Number	2810736
Security designation	Options (Common Shares)
Opening balance of securities held	897000
Date of transaction	2016-03-18
Nature of transaction	50 – Grant of options
Number or value of securities or contracts acquired	333678
Equivalent number or value or underlying securities acquired	333678
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price	2.19	Currency	Canadian dollar
Conversion or exercise price	2.19
Date of expiry or exercise price	2021-03-17
Closing balance of securities held	1230678	Insider’s
		calculated
		balance
Filing date/time	2016-03-22
	15:49:51
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities

2016-03-22, 15:44:30,EDT

File insider report – Completed

The transaction has been reported.

Reported transactions for this session.

Insider:	Norris.B	Issuer:	TransGlobe Ener	Security	Options Common

Transaction Number	2810719
Security designation	Options (Common Shares)
Opening balance of securities held	425000
Date of transaction	2016-03-18
Nature of transaction	50 – Grant of options
Number or value of securities or contracts acquired	160002
Equivalent number or value or underlying securities acquired	160002
Number or value of securities or contracts disposed of
Equivalent number or value of securities or contracts disposed of
Unit price or exercise price	2.19	Currency	Canadian dollar
Conversion or exercise price	2.19
Date of expiry or exercise price	2021-03-17
Closing balance of securities held	585002	Insider’s
		calculated
		balance
Filing date/time	2016-03-22
	15:44:23
General remarks (if necessary to describe the transaction)
Private remarks to securities regulatory authorities